T. Rowe Price Target Retirement 2005 Fund—Advisor Class

T. Rowe Price Target Retirement 2010 Fund—Advisor Class

T. Rowe Price Target Retirement 2015 Fund—Advisor Class

T. Rowe Price Target Retirement 2020 Fund—Advisor Class

T. Rowe Price Target Retirement 2025 Fund—Advisor Class

T. Rowe Price Target Retirement 2030 Fund—Advisor Class

T. Rowe Price Target Retirement 2035 Fund—Advisor Class

T. Rowe Price Target Retirement 2040 Fund—Advisor Class

T. Rowe Price Target Retirement 2045 Fund—Advisor Class

T. Rowe Price Target Retirement 2050 Fund—Advisor Class

T. Rowe Price Target Retirement 2055 Fund—Advisor Class

T. Rowe Price Target Retirement 2060 Fund—Advisor Class

Supplement to Prospectus Dated October 1, 2015

The following information supplements the prospectus for the Advisor Classes of the T. Rowe Price Target Retirement Funds (Funds).

On July 27, 2015, the Board of Directors (Board) of the Funds approved amending the Funds’ Investment Management Agreements to change their overall expense structure. In addition to Board approval, the proposed amendment to each Fund’s Investment Management Agreement requires approval by the Fund’s shareholders to become effective. Only shareholders of each Fund as of the close of business on August 4, 2015, the “record date,” are entitled to vote on the proposal. Proxy materials and voting instructions were mailed beginning on August 17, 2015, to allow shareholders to vote prior to a special shareholder meeting to be held on October 20, 2015.

The Funds currently operate pursuant to a Special Servicing Agreement and an exemptive order issued by the SEC that permits the Funds to pass on their direct operating expenses to the underlying T. Rowe Price funds in which they invest, and such underlying funds then bear their allocable share of the Funds’ operating expenses. This arrangement is described in further detail on pages 92-93 under the section entitled “Special Servicing Agreements.”

Under the proposal, the Funds’ Investment Management Agreements would be amended to remove the requirement to pay Fund expenses in accordance with the Special Servicing Agreement, which would result in the Funds no longer passing through their operating expenses to their underlying funds and instead bearing their own operating expenses. If approved by shareholders, the Funds would also begin investing in the I Classes of underlying funds in place of the Investor Classes of underlying funds. The I Class has lower overall expenses and should result in less acquired fund fees and expenses being borne by the Funds. Since the change to the expense structure will cause the Funds to bear their own operating expenses, T. Rowe Price, with the Board’s approval, has agreed to implement a contractual expense limitation for each Fund to ensure that its total expense ratio resulting from the change is equal to or less than its current expense ratio. The contractual expense ratio limitation would be effective until at least September 30, 2018, and may be extended with the approval of the Board beyond that date.

If the proposed amendments to the Funds’ Investment Management Agreements are approved by the Funds’ shareholders, it is expected that the change to the Funds’ overall expense structure, implementation of contractual expense limitations, and transition from the Funds’ underlying investments in Investor Class shares to the I Class shares of the same funds (with the same allocations) will become effective on or around December 1, 2015.

The date of this supplement is October 1, 2015.

E217-042 10/1/15